UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2010

Carrollton Bancorp
(Exact Name of Registrant as Specified in Charter)

Maryland	000-23090	52-1660951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7151 Columbia Gateway Drive, Suite A, Columbia, Maryland	21046
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (410) 312-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporation Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 11, 2010, the Company held its annual meeting of stockholders at which the following items were voted on.

(1)	Election of Directors for a three year term
Nominee	FOR	WITHHELD	BROKER NON-VOTES

Robert J. Aumiller	1,592,893	35,173	—
Charles E. Moore, Jr.	1,595,301	32,765	—
John Paul Rogers	1,592,165	35,901	—
W. Charles Rogers, III	1,595,196	32,870	—
(2)	To ratify the appointments of Rowles & Company, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.
FOR	AGAINST	ABSTAIN

2,055,508	4,205	23,185
(3)	Approval of a non-binding advisory resolution on executive compensation.
FOR	AGAINST	ABSTAIN

2,011,854	37,224	33,818

There were no broker non-votes on the proposal to ratify the appointment of Rowles & Company as auditor or on the non-binding advisory resolution on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLLTON BANCORP

		By:	/s/ Robert A. Altieri
		Name:	Robert A. Altieri
Date:	May 13, 2010	Title:	Chief Executive Officer and President

		By:	/s/ Mark A. Semanie
		Name:	Mark A. Semanie
Date:	May 13, 2010	Title:	Chief Financial Officer